                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 23, 1997
                                                       -----------------------


                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           NEW YORK                        1-9138                         11-2648222
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification Number)
       Incorporation)



                                266 MERRICK ROAD
                            LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 593-7070
                                                           ----------------

ITEM 4.  CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

         McGladrey & Pullen, LLP ("M&P") resigned as independent auditors for the Registrant on September 23, 1997.

         The report of M&P on the financial statements of the Registrant's fiscal year ended December 31, 1996 contained an explanatory paragraph with respect to the Registrant's ability to continue as a going concern. Except for such explanatory paragraph, none of the reports of M&P on the financial statements of the Registrant for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principals. During the Registrant's two most recent fiscal years and subsequent interim period preceding the resignation of M&P, there were no disagreements with M&P on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of M&P, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of M&P.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS

                  Exhibit  Description

                  16 Letter of M&P, dated September 29, 1997 to the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST CENTRAL FINANCIAL CORPORATION

September 29, 1997             By:  /s/ ANDREW W. ATTIVISSIMO
                                    --------------------------
                                   Andrew W. Attivissimo
                                   Chairman, Chief Executive Officer, President
                                   and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit                    Description

   16 Letter of M&P, dated September 29, 1997, to the Securities and Exchange Commission